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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 21, 1997 included in Kinder Morgan Energy Partners, L.P.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                          /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP

Houston, Texas
May 22, 1998